Exhibit 4.1

CERTIFICATE	SHARES

COMMON STOCK	COMMON STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 892717 10 9

INCORPORATION UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

Traffic.com, Inc.

transferable on the books of the Corporation by the holder hereof or by duly authorized attorney, upon [illegible]. This certificate is not valid unless countersigned and registered by the transfer agent and registrar.

        IN WITNESS WHEREOF, facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

[SIGNATURE]	[SEAL]	[SIGNATURE]
Chief Financial Officer, Assistant Secretary		President, Secretary

COUNTERSIGNED

        STOCK TRANS, INC.

44 WEST LANCASTER AVE. ARDMORE, PA 19003

  TRANSFER AGENT
      AND REGISTRAR

        BY

          Authorized Signature

Traffic.com, Inc.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT	-	as tenants by the entireties		(Cust)	(Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common			(State)
			UNIF TRF MIN ACT-		Custodian (until age	)
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value received,	hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X
X
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.